THE GABELLI GROWTH FUND
ANNUAL REPORT - DECEMBER 31, 1997                                  [PHOTO]
                                                                     HOWARD WARD


                                   * * * * *
     MORNINGSTAR RATES THE GABELLI GROWTH FUND 5 STARS OVERALL AND FOR THE THREE AND TEN YEAR PERIODS ENDED 12/31/97 AMONG 2332 AND 676 DOMESTIC
       EQUITY FUNDS, RESPECTIVELY. THE FUND RECEIVED 4 STARS FOR THE FIVE
                  YEAR PERIOD ENDED 12/31/97 AMONG 1292 FUNDS.


TO OUR SHAREHOLDERS,

     We are pleased to inform you of The Gabelli Growth Fund's 42.6% total return in 1997. It was the best year ever for the Fund's shareholders. Let's face it, we were in the right place at the right time. Let's also show some humility. A 42.6% return is rare, even for us, and beating the market, Standard & Poor's (S&P) 500 Index, by over 900 basis points suggests we may have had more than a dash of luck on our side. So we will work hard this year to further enhance the value of your investment and we hope the good luck of 1997 is still with us.

     Of course, much will depend on the direction of the market, and forecasting the stock market, as we like to tell you, is largely an exercise in futility. The market will be volatile. It will rise and it will fall. It will confound the "experts". The next time someone tells you what the stock market is going to do, ask for an audited record of their forecasts. We are constantly reminded of "expert" opinions and forecasts turned sour. How about the designers of that ship that couldn't sink - the Titanic? How about the sports establishment which did not give the Denver Broncos a fighting chance in the Super Bowl? Then there was the "Asian economic miracle" that wasn't. How about that out of control threat to humanity previously known as the budget deficit? Don't forget the price of oil was supposed to exceed $100 per barrel 10 years ago. When we last checked, a barrel goes for $16. My personal favorite goes back to when the "experts" thought the world was flat. We could go on, but you get the point. Experts, be they of the stock market kind or other, are experts at giving advice, not necessarily good advice.


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1997 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

INVESTMENT RESULTS (a)

=============================================================================================
                                                     QUARTER
                             -------------------------------------------------
                               1ST         2ND            3RD            4TH          YEAR
                               ---         ---            ---            ---          ----
1997: Net Asset Value ....   $24.50      $29.25          $33.41        $28.63       $28.63
      Total Return .......      1.5%       19.4%           14.2%          3.1%        42.6%
---------------------------------------------------------------------------------------------
1996: Net Asset Value ....   $23.75      $24.34          $25.35        $24.14       $24.14
      Total Return .......      7.2%        2.5%            4.1%          4.4%        19.4%
---------------------------------------------------------------------------------------------
1995: Net Asset Value ....   $20.86      $22.99          $24.91        $22.16       $22.16
      Total Return .......      6.0%       10.2%            8.4%          4.9%        32.7%
---------------------------------------------------------------------------------------------
1994: Net Asset Value ....   $21.90      $21.23          $22.58        $19.68       $19.68
      Total Return .......     (5.8)%      (3.1)%           6.4%         (0.5)%       (3.4)%
---------------------------------------------------------------------------------------------
1993: Net Asset Value ....   $21.71      $21.84          $23.43        $23.26       $23.26
      Total Return .......      0.6%        0.6%            7.3%          2.5%        11.3%
---------------------------------------------------------------------------------------------
1992: Net Asset Value ....   $20.27      $19.72          $20.50        $21.59       $21.59
      Total Return .......     (4.7)%      (2.7)%           4.0%          8.5%         4.5%
---------------------------------------------------------------------------------------------
1991: Net Asset Value ....   $18.18      $18.02          $19.51        $21.28       $21.28
      Total Return             11.7%       (0.9)%           8.3%         12.0%        34.3%
---------------------------------------------------------------------------------------------
1990: Net Asset Value ....   $16.74      $17.80          $15.75        $16.27       $16.27
      Total Return .......     (1.9)%       6.3%          (11.5)%         6.2%        (2.0)%
---------------------------------------------------------------------------------------------
1989: Net Asset Value ....   $13.99      $15.73          $17.46        $17.07       $17.07
      Total Return .......     10.6%       12.4%           11.0%          1.5%        40.1%
---------------------------------------------------------------------------------------------
1988: Net Asset Value ....   $10.87      $12.40          $12.71        $12.65       $12.65
      Total Return .......     16.1%       14.1%            2.5%          2.5%        39.2%
---------------------------------------------------------------------------------------------
1987: Net Asset Value ....   $10.00      $10.84          $11.28        $ 9.51       $ 9.51
      Total Return .......     --           8.4%(b)         4.1%        (15.7)%     (4.9)%(b)
=============================================================================================

----------------------------------------------
AVERAGE ANNUAL RETURNS - DECEMBER 31, 1997 (A)
----------------------------------------------
   1  Year .........................  42.6%
   5  Year .........................  19.4%
   10 Year .........................  20.6%
   Life of Fund (b) ................  18.5%
----------------------------------------------

                         DIVIDEND HISTORY
-------------------------------------------------------------------
PAYMENT (EX) DATE         RATE PER SHARE         REINVESTMENT PRICE
-----------------         --------------         ------------------
December 30, 1997             $5.790                   $28.58
December 31, 1996             $2.324                   $24.14
December 29, 1995             $3.960                   $22.16
December 30, 1994             $2.790                   $19.68
December 31, 1993             $0.760                   $23.26
December 31, 1992             $0.646                   $21.59
December 31, 1991             $0.573                   $21.28
December 31, 1990             $0.460                   $16.27
December 29, 1989             $0.654                   $17.07
December 30, 1988             $0.377                   $12.65
January 4, 1988               $0.152                    $9.58
-------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

                                    [CHART]

                                               12/97
Gabelli Growth Fund                           $61,958
S&P 500 Index                                 $43,074


INVESTMENT RESULTS

     For the fourth quarter ended December 31, 1997, The Gabelli Growth Fund's total return was 3.1%. The Lipper Analytical Services Growth Fund Average and Standard & Poor's (S&P) 500 had returns of (1.2)% and 2.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 42.6% for 1997. The Lipper Growth Fund Average and S&P 500 rose 25.2% and 33.4%, respectively, over the same twelve month period.

     For the ten year period ended December 31, 1997, the Fund's return averaged 20.6% annually, versus average annual returns of 16.4% and 18.1% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through December 31, 1997, the Fund has a total return of 519.7%, which equates to an average annual return of 18.5%. Our shareholders total 42,360 and net assets are $944 million, as of December 31, 1997.

ECONOMIC BACKGROUND

     During the second week of December, the yield on 30-year Treasury bonds dropped to a record low of roughly 5.75%. The catalyst for this drop in yields was economic turmoil in Southeast Asia. It is expected that the destruction of wealth in Asia will dampen economic activity and profits in the U.S. and Europe. The depreciation in Southeast Asian currency values makes U.S. exports to the region significantly more expensive. Declining stock and real estate markets in Asia further depresses demand for goods, be they from the U.S. or elsewhere. At the same time, the changing currency relationships make Asian goods cheaper and more competitive in the U.S. This is the exporting of deflation we cited in last quarter's report. Indeed, the "Asian Flu", as it has come to be known, has resulted in lower interest rates around the world, not just in the U.S.

     Adding support to a growing fear of deflation were declining gold and oil prices, not to mention the ever declining prices of technology. Speaking of technology, how about the Internet? Is it not the ultimate deflationary tool? Think of all you can get off the "Net" for free. It's almost scary. Have you noticed that Federal Reserve Chairman Alan Greenspan is no longer willing to flatly dismiss the threat of deflation, although he seems to feel it remains a low probability. To be sure, some prices are rising. Labor costs have continued to rise as well, although not dramatically.

     As of this writing, our best guess is for continued low inflation (around 2%), modestly rising corporate profits (less than 10%) and interest rates erratically moving lower. Expect growth in real Gross Domestic Product (GDP) of approximately 3%. The sooner Asia stabilizes, the better our economy will be.

FINANCIAL MARKET OBSERVATIONS

     The stock market (S&P 500) has returned more than 20% for three consecutive years. In fact, the market's compound annual return for the last three years exceeds 30%. The Gabelli Growth Fund beat the market by a whisker for those three years, helped by our 42.6% return last year. If we continue to have an environment of rising profits, stable to declining interest rates and inflation of 2% or so, then yes, the stock market will most likely rise over the course of the year. However, we do not want to inflate expectations for stocks and would be pleasantly surprised to post a return of 10% for 1998.

     Compared to historical benchmarks, stock valuations are high. In fact, valuations have been high for at least the last year and some would argue longer. A reasonable investor would have a cautious attitude toward the market at this time. As you know, we make no attempt to "time" the stock market. We reviewed our policy regarding asset allocation with you last quarter. We will stay in the market. However, it may be helpful to you in your financial planning to have some understanding of what our expectations are for the current year. Of course, given our low confidence in market forecasting we will not dwell on this. Basically, we think the market will move in fits and starts and struggle to a modest positive return for the year.

LOOKING AHEAD

     It is dangerous to be complacent and we are not. However, we do not expect to be making any radical changes to the portfolio in the near term. With few exceptions, our companies are performing admirably. As you may know, we focus on established growth companies. These are typically large companies (market capitalizations that exceed $2 billion) with good prospects for achieving, at a minimum, 12% growth in earnings per share. We don't use black boxes or magic formulas to evaluate stocks. We use fairly traditional fundamental security analysis. Sorry folks, but there is no such thing as a free lunch.

     We especially like companies with a demonstrated competitive advantage that benefit from one or more secular trends. The portfolio is positioned to benefit from trends such as the technology revolution, aging of the population and globalization. The Fund's largest investments are in financial services, drugs, technology, newspapers and broadcasters. Additionally, the Fund is well represented in oil services, outsourcing, consumer staples and aerospace suppliers. Virtually all of our companies occupy leading positions in their fields. For example, our ten largest holdings include industry leaders in drugs (Merck, Johnson & Johnson), home retailing (Home Depot), personal care products (Gillette), financial services (Merrill Lynch, Marsh & McLennan, Mellon Bank, Northern Trust), oil services (Schlumberger) and credit card processing (First
Data). Our style will not change with the seasons. We should do well when large growth company stocks do well and less well when they periodically stall. Lest we forget, sometimes these stocks, like all stocks, go down. While we are strong advocates of diversification, we are equally opposed to extreme diversification. We expect to hold between 50 and 70 companies in the portfolio. We do not want our best ideas to be diluted by an army of marginally attractive stocks.

     We expect this to be a challenging year. At this time, it is especially important that you take a long term approach to investing in stocks. This will improve the odds of your having a successful stock market experience.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

FIRST DATA CORP. (FDC - $29.25 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, First Data processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions, and we expect them to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase at a modest double digit rate this year.

GILLETTE CO. (G - $100.4375 - NYSE), along with Coca-Cola, is a premier example of a consumer products company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance by more than 15% this year, reflecting strong results both domestically and abroad. The acquisition of Duracell leverages Gillette's infrastructure and provides additional products to fuel growth.

THE HOME DEPOT INC. (HD - $58.5625 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term.

JOHNSON & JOHNSON (JNJ - $65.875 - NYSE), with over 50% of its profit generated outside the U.S., is truly a leading global supplier to the healthcare industry. Operations are well-diversified among pharmaceuticals, diagnostic equipment and supplies. Leading consumer brands include Tylenol, Band-Aid and Neutrogena. In recent years, the company has significantly increased productivity, paving the way for earnings growth in the 13% to 15% range in the immediate future.

MARSH & MCLENNAN COMPANIES INC. (MMC - $74.5625 - NYSE), with the recent acquisition of Johnson and Higgins, holds the number one position in insurance brokerage. Additionally, the company owns Putnam Group, the Boston-based asset manager (assets under management exceed $250 billion), and Mercer Group, a leader in employee benefits consulting. While earnings will fluctuate with the stock market, we expect a gain of about 15% this year.

MELLON BANK CORP. (MEL - $60.625 - NYSE), with the acquisitions in recent years of Dreyfus and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of Mellon's share repurchase program this year. Current business trends are strong.

MERCK & CO. INC. (MRK - $106.25 - NYSE) is one of the world's largest healthcare companies and a leader in pharmaceutical research and development. Merck operates the largest of the pharmacy benefit managers, an area that has produced exceptional growth. Merck's research effort is consistently among the best. Earnings are likely to rise at a mid-double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

MERRILL LYNCH & CO. (MER - $72.9375 - NYSE) has leading positions in almost every facet of the securities industry. The company is an asset gathering machine, with over $1 trillion in client accounts and about $275 billion in assets under their direct management. Management has a strong shareholder orientation, having retired over 100 million shares of common stock over the last 10 years. Merrill is a financial services powerhouse that is well-situated to handle the swelling savings of the aging baby boomers.

NORTHERN TRUST CORP. (NTRS - $69.75 - NASDAQ) is one of a few public asset managers with a strong franchise in the wealth management market. With over $125 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Earnings should grow by more than 15% this year.

SCHLUMBERGER LTD. (SLB - $80.50 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) comes from non-U.S. customers. The company is the industry leader in terms of research and development, spending about $3 00 million annually. Earnings should grow by more than 40% this year as oil companies increase their exploration efforts.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                      Sincerely,




        /s/ Howard F. Ward, CFA                    /s/ Donald C. Jenkins, CFA

        HOWARD F. WARD, CFA                        DONALD C. JENKINS, CFA
        Portfolio Manager                          Associate Portfolio Manager

February 1, 1998


                                TOP TEN HOLDINGS
                                DECEMBER 31, 1997
                                -----------------

            Mellon Bank Corp.             Northern Trust Corp.
            Gillette Co.                  Merrill Lynch & Co.
            Schlumberger Ltd.             Merck & Co. Inc.
            The Home Depot Inc.           Marsh & McLennan Companies
            First Data Corp.              Johnson & Johnson
            --------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                                COST           VALUE
  ------                                                ----           ------
               COMMON STOCKS--99.1%
               ADVERTISING--1.1%
    204,050    Interpublic Group of Companies
                 Inc..............................  $  5,645,293    $ 10,164,241
                                                    ------------    ------------
               BUSINESS SERVICES--9.3%
    193,000    Automatic Data Processing Inc. ....     6,354,887      11,845,375
    263,000    Computer Sciences Corp. +..........    19,277,179      21,713,937
  1,497,800    First Data Corp. ..................    47,426,619      43,810,650
    234,000    Sysco Corp. .......................     7,119,851      10,661,625
                                                    ------------    ------------
                                                      80,178,536      88,031,587
                                                    ------------    ------------
               CONSUMER PRODUCTS--9.2%
    211,800    Avon Products Inc. ................    12,771,590      12,999,225
    155,000    Coca-Cola Co. .....................     5,053,651      10,326,875
     30,000    Estee Lauder Companies Inc., Class
                 A................................     1,393,300       1,543,125
    447,400    Gillette Co. ......................    34,018,900      44,935,738
    222,000    PepsiCo Inc. ......................     4,577,011       8,089,125
     97,000    Ralston Purina Group...............     6,260,157       9,014,937
                                                    ------------    ------------
                                                      64,074,609      86,909,025
                                                    ------------    ------------
               DIVERSIFIED INDUSTRIAL--5.4%
    201,200    Allied-Signal Inc. ................     4,911,261       7,834,225
    228,000    Honeywell Inc. ....................    13,687,494      15,618,000
    315,908    Molex Inc., Class A................     5,395,646       9,082,355
    216,200    Sundstrand Corp. ..................     8,095,386      10,810,000
    107,000    United Technologies................     4,960,362       7,790,937
                                                    ------------    ------------
                                                      37,050,149      51,135,517
                                                    ------------    ------------
               ENERGY--8.2%
    260,000    Halliburton Co. ...................    10,252,638      13,503,750
    554,000    Schlumberger Ltd...................    33,183,433      44,597,000
    311,800    Smith International Inc. +.........    20,764,638      19,136,725
                                                    ------------    ------------
                                                      64,200,709      77,237,475
                                                    ------------    ------------
               ENTERTAINMENT--1.8%
    171,000    Walt Disney Co. ...................     9,972,971      16,939,687
                                                    ------------    ------------

                                                                       MARKET
  SHARES                                                COST           VALUE
  ------                                                ----           ------
               FINANCIAL SERVICES--12.1%
    100,000    American Express Co. ..............  $  2,871,609    $  8,925,000
    137,000    American International Group
                 Inc. ............................     6,689,315      14,898,750
    202,500    Charles Schwab Corp. ..............     6,284,257       8,492,344
    398,000    Marsh & McLennan Companies Inc. ...    30,534,188      29,675,875
    525,000    Merrill Lynch & Co. ...............    26,465,632      38,292,188
    229,000    T. Rowe Price Associates Inc. .....    11,404,976      14,398,375
                                                    ------------    ------------
                                                      84,249,977     114,682,532
                                                    ------------    ------------
               FINANCIAL SERVICES: BANKS--12.9%
    133,000    Citicorp...........................     9,336,266      16,816,187
    743,000    Mellon Bank Corp. .................    24,912,218      45,044,375
    600,000    Northern Trust Corp. ..............    30,297,794      41,850,000
    304,400    State Street Corp. ................     6,224,711      17,712,275
                                                    ------------    ------------
                                                      70,770,989     121,422,837
                                                    ------------    ------------
               HEALTH CARE--14.7%
    131,000    Abbott Laboratories................     5,550,863       8,588,688
    235,000    Baxter International Inc. .........    10,841,155      11,852,812
    412,000    Johnson & Johnson..................    20,082,129      27,140,500
    135,000    Lilly (Eli) & Co. .................     3,725,852       9,399,375
    353,000    Merck & Co. Inc. ..................    26,122,625      37,506,250
    118,000    Pfizer Inc. .......................     3,022,451       8,798,375
    166,000    Schering-Plough Corp. .............     3,011,085      10,312,750
    335,000    SmithKline Beecham plc ADR.........    13,164,489      17,231,562
     63,000    Warner-Lambert Co. ................     3,512,552       7,812,000
                                                    ------------    ------------
                                                      89,033,201     138,642,312
                                                    ------------    ------------
               PUBLISHING--7.2%
    350,000    Gannett Co. Inc. ..................    13,105,290      21,634,375
    342,000    McGraw-Hill Companies Inc. ........    18,037,227      25,308,000
    170,000    New York Times Co., Class A........     8,116,626      11,241,250
    150,000    Tribune Co.........................     4,662,375       9,337,500
                                                    ------------    ------------
                                                      43,921,518      67,521,125
                                                    ------------    ------------
               RETAIL--5.5%
    753,859    Home Depot Inc. ...................    24,211,589      44,147,868
    256,000    Walgreen Co. ......................     2,478,937       8,032,000
                                                    ------------    ------------
                                                      26,690,526      52,179,868
                                                    ------------    ------------

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                                COST           VALUE
  ------                                                ----           ------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY--11.7%
    182,000    BMC Software Inc. +................  $ 11,208,982    $ 11,943,750
    265,500    Cisco Systems Inc. +...............    12,178,145      14,801,625
    140,500    Compaq Computer Corp. +............     4,459,507       7,929,469
    200,500    Computer Associates International
                 Inc. ............................     5,454,331      10,601,438
    185,000    Dell Computer Corp. +..............     7,103,357      15,540,000
    160,000    Intel Corp.........................     9,865,251      11,240,000
     66,000    Microsoft Corp. +..................     5,140,438       8,530,500
    240,000    Sun Microsystems Inc. +............     4,957,349       9,570,000
    380,000    Tellabs Inc. +.....................    19,899,338      20,092,500
                                                    ------------    ------------
                                                      80,266,698     110,249,282
                                                    ------------    ------------
TOTAL COMMON STOCKS...............................   656,055,176     935,115,488
                                                    ------------    ------------
               U.S. TREASURY BILLS--2.5%
$23,966,000    5.077% to 5.523% ++ due 01/08/98--
                 02/19/98.........................  $ 23,879,469   $ 23,879,469
                                                    ------------   ------------
TOTAL INVESTMENTS.......................... 101.6%  $679,934,645(a) 958,994,957
                                                    ============
OTHER ASSETS AND LIABILITIES (NET).........  (1.6)                  (15,009,907)

 PRINCIPAL                                                             MARKET
  AMOUNT                                                COST           VALUE
 ---------                                              ----           ------
NET ASSETS (32,971,324 shares               -----                   ------------
  outstanding)............................. 100.0%                  $943,985,050
                                            =====                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE...........................................                        $28.63
                                                                          ======

---------------

(a) Aggregate cost for Federal tax purposes was $680,328,177. Net unrealized appreciation for Federal tax purposes was $278,666,780 (gross unrealized appreciation was $284,768,976 and gross unrealized depreciation was $6,102,196).
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR American Depositary Receipt

                       See Notes to Financial Statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------

ASSETS:
  Investments, at value (cost
    $679,934,645)............................  $958,994,957
  Dividends receivable.......................       784,140
  Receivable for Fund shares sold............     6,734,959
                                               ------------
    TOTAL ASSETS.............................   966,514,056
                                               ------------
LIABILITIES:
  Payable to custodian.......................        69,567
  Payable for Fund shares redeemed...........    20,834,859
  Payable for investment advisory fees.......       793,711
  Payable for distribution fees..............       508,548
  Other accrued expenses.....................       322,321
                                               ------------
    TOTAL LIABILITIES........................    22,529,006
                                               ------------
      NET ASSETS applicable to 32,971,324
        shares of beneficial interest
        outstanding..........................  $943,985,050
                                               ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value....................................  $    329,713
  Additional paid-in capital.................   664,988,557
  Distributions in excess of net realized
    gain on investments......................      (393,532)
  Net unrealized appreciation on
    investments..............................   279,060,312
                                               ------------
    TOTAL NET ASSETS.........................  $943,985,050
                                               ============
    NET ASSET VALUE, offering and redemption
      price per share ($943,985,050 /
      32,971,324 shares outstanding;
      unlimited number of shares authorized
      of $0.01 par value)....................        $28.63
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------

INVESTMENT INCOME:
  Dividend income............................  $  8,466,606
  Interest income............................       761,839
                                               ------------
    TOTAL INVESTMENT INCOME..................     9,228,445
                                               ------------
EXPENSES:
  Investment advisory fees...................     7,705,864
  Distribution fees..........................     1,926,901
  Shareholder services fees..................       999,772
  Trustees' fees.............................        78,367
  Legal and audit fees.......................        80,500
  Miscellaneous expenses.....................       246,176
                                               ------------
    TOTAL EXPENSES...........................    11,037,580
                                               ------------
NET INVESTMENT LOSS..........................    (1,809,135)
                                               ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments...........   161,959,991
                                               ------------
  Net unrealized appreciation on investments:
    Beginning of year........................   172,976,164
    End of year..............................   279,060,312
                                               ------------
      Change in net unrealized appreciation
        on investments.......................   106,084,148
                                               ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS................................   268,044,139
                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $266,235,004
                                               ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR             YEAR
                                                                  ENDED           ENDED
                                                                12/31/97         12/31/96
                                                              -------------    ------------
OPERATIONS:
  Net investment income/(loss)..............................  $  (1,809,135)   $    679,911
  Net realized gain on investments..........................    161,959,991      53,997,190
  Net change in unrealized appreciation on investments......    106,084,148      49,486,251
                                                              -------------    ------------
  Net increase in net assets resulting from operations......    266,235,004     104,163,352
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (47,113)       (632,798)
  Excess of net investment income...........................         (8,321)        --
  Net realized gain on investments..........................   (160,337,412)    (53,778,195)
  Excess of net realized gain on investments................        (97,442)        --
Net increase in net assets from Fund share transactions.....    228,835,326      26,611,524
                                                              -------------    ------------
Net increase in net assets..................................    334,580,042      76,363,883
NET ASSETS:
Beginning of year...........................................    609,405,008     533,041,125
                                                              -------------    ------------
End of year (Includes undistributed net investment income of
  $0.00 and $47,113 for 1997 and 1996, respectively)........  $ 943,985,050    $609,405,008
                                                              =============    ============

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued under the relevant procedure for the previous day or by such method as shall be determined by the Adviser or the Board of Trustees. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for a net operating loss, are reclassified between net investment income and net realized gains with offsetting adjustments to additional paid-in capital at year end. The reclassifications for the year ended December 31, 1997 were an increase to accumulated net investment income of $1,817,456, a decrease to accumulated net realized gain on investments of $1,711,692 and a decrease to additional paid-in capital of $105,764 for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets,

--------------------------------------------------------------------------------

to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund pays Gabelli & Company as distribution payments under this Plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund each fiscal year. Such payments are accrued daily and paid monthly. Prior to February 26, 1997, the Fund reimbursed the Distributor up to
0.25 percent on an annual basis of the value of the Fund's average daily net assets based on expenses incurred by the Distributor in connection with the distribution of shares of the Fund. For the fiscal year ended December 31, 1997, the Fund incurred distribution costs under the Plan of $1,926,901, representing
0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, other than short-term securities, aggregated $684,241,662 and $626,646,293, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1997, the Fund paid brokerage commissions of $3,750 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                        12/31/97                        12/31/96
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Shares sold.................................................   29,696,140    $ 857,263,991     18,297,462    $ 445,159,849
Shares issued upon reinvestment of dividends................    5,374,075      153,468,414      2,151,430       51,935,527
Shares redeemed.............................................  (27,348,725)    (781,897,079)   (19,258,689)    (470,483,852)
                                                              -----------    -------------    -----------    -------------
Net increase................................................    7,721,490    $ 228,835,326      1,190,203    $  26,611,524
                                                              ===========    =============    ===========    =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year ended December 31,

                                                                1997           1996        1995        1994        1993
                                                                ----           ----        ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of year........................  $  24.14       $  22.16    $  19.68    $  23.26    $  21.59
                                                              --------       --------    --------    --------    --------
  Net investment income/(loss)..............................     (0.06)          0.03        0.05        0.07        0.06
  Net realized and unrealized gain/(loss) on investments....     10.34           4.27        6.39       (0.86)       2.37
                                                              --------       --------    --------    --------    --------
  Total from investment operations..........................     10.28           4.30        6.44       (0.79)       2.43
                                                              --------       --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (0.00)(b)      (0.02)      (0.05)      (0.08)      (0.05)
  Distributions in excess of net investment income..........     (0.00)(b)      --          --          (0.01)      --
  Net realized gains........................................     (5.79)         (2.30)      (3.91)      (2.39)      (0.67)
  Distributions in excess of net realized gains.............     (0.00)(b)      --          --          (0.31)      (0.04)
                                                              --------       --------    --------    --------    --------
  Total distributions.......................................     (5.79)         (2.32)      (3.96)      (2.79)      (0.76)
                                                              --------       --------    --------    --------    --------
  NET ASSET VALUE, END OF YEAR..............................  $  28.63       $  24.14    $  22.16    $  19.68    $  23.26
                                                              ========       ========    ========    ========    ========
  Total return*.............................................     42.6%          19.4%       32.7%      (3.4)%       11.3%
                                                              ========       ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $943,985       $609,405    $533,041    $482,471    $695,013
Ratio of net investment income/(loss) to average net
  assets....................................................   (0.23)%          0.12%       0.22%       0.31%       0.22%
Ratio of operating expenses to average net assets...........     1.43%          1.43%       1.44%       1.36%       1.41%
Portfolio turnover rate.....................................     83.4%          88.2%      140.2%       40.3%       80.7%
Average commission rate per share(a)........................  $ 0.0504       $ 0.0500         N/A         N/A         N/A

---------------

  * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning September 1, 1995.
(b)  Amount represents less than $0.005 per share.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 20, 1998


================================================================================
                  1997 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 30, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $1.67 per share. Additionally, on that date, the Fund paid $4.12 per share in long-term capital gains. For 1997, 17.57% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1997 which was derived from U.S. Treasury securities was 1.32%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Growth Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
================================================================================


        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118                                              [PHOTO]
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.                THE
Anthony J. Colavita, P.C.                                                   GABELLI
James P. Conn                   Anthonie C. van Ekris                       GROWTH
Chief Investment Officer        Managing Director                           FUND
Financial Security Assurance    BALMAC International, Inc.
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager
James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Growth Fund. It is not
authorized for distribution to                                                ANNUAL REPORT
prospective investors unless preceded                                     DECEMBER 31, 1997
or accompanied by an effective
prospectus.
---------------------------------------